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Exhibit 10.1

                                 AMENDMENT NO. 1
                                       TO
                           LOAN AND SECURITY AGREEMENT

         THIS AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT (this "Amendment") is entered into as of April 10, 2003, by and between EQUINOX BUSINESS CREDIT CORP., a New Jersey corporation ("Lender"), and FASTNET CORPORATION, a Pennsylvania corporation ("Fastnet"), NETAXS CORP., a Pennsylvania corporation ("Netaxs"), NETREACH, INC., a Pennsylvania corporation ("Netreach"), DASLIC HOLDINGS COMPANY , a Delaware corporation ("Daslic"), SUPERNET INC., a New Jersey corporation ("Supernet"), FASTNET ACQUISITION CORP., a Pennsylvania corporation ("FAC") and FASTNET ACQUISITION, INC., a Delaware corporation ("FAI") (each a "Borrower" and jointly and severally "Borrowers").

                                   BACKGROUND
                                   ----------

         Borrowers and Lender are parties to a Loan and Security Agreement dated as of April 8, 2003 (as amended, supplemented or modified from time to time, the "Loan Agreement") pursuant to which Lender provides Borrowers with certain financial accommodations.

         Borrowers and Lender have agreed to amend the Loan Agreement on the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. DEFINITIONS. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

         2. AMENDMENT TO LOAN AGREEMENT. Subject to satisfaction of the conditions precedent set forth in Section 3 below, Section 1 of the Loan Agreement is hereby amended as follows:

                  (a) The defined term "Accounts Availability" is amended in its entirety to provide as follows:

                           "ACCOUNTS AVAILABILITY" means the amount of Revolving Credit Advances against Eligible Accounts Lender may from time to time make available to Borrowers up to seventy five percent (75%) of the net face amount of Borrowers' Eligible Accounts."

                  (b) Paragraphs (h) and (r) of the defined term "Eligible Accounts" are amended in their entirety to provide as follows:

                           "(h) Less than fifty percent (50%) of the unpaid amount of invoices due from such Account Debtor remain unpaid more than ninety days from invoice date;

                           (r) The total unpaid Accounts from such Account Debtor does not exceed twenty percent (20%) of all Eligible Accounts (it being understood that only the excess of such Eligible Receivables over such twenty percent (20%) threshold shall be deemed ineligible pursuant to this clause);"

         3. CONDITIONS OF EFFECTIVENESS. This Amendment shall become effective (the "Effective Date") upon receipt by Lender of this Agreement duly executed by Borrowers and in form and substance satisfactory to Lender and its counsel.

         4. REPRESENTATIONS, WARRANTIES AND COVENANTS. Borrowers hereby represent, warrant and covenant as follows:

                  (a) This Amendment and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of Borrowers and are enforceable against Borrowers in accordance with their respective terms.

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                  (b) Upon the effectiveness of this Amendment, Borrowers hereby reaffirm all covenants; representations and warranties made in the Ancillary Agreements to the extent the same are not amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the Effective Date.

                  (c) No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Amendment.

                  (d) Borrowers have no defense, counterclaim or offset with respect to the Loan Agreement or the Ancillary Agreements.

         5. EFFECT ON THE LOAN AGREEMENT.

                  (a) Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

                  (b) Except as expressly provided herein, the Loan Agreement and the Ancillary Agreements shall remain in full force and effect in accordance with their respective terms, and this Amendment shall not be construed to:

                           (i) Impair the validity, perfection or priority of
any lien or security interest securing the Obligations; or

                           (ii) Waive or impair any rights, powers or remedies
of Lender under, or constitute a waiver of, any provision of the Loan Agreement or the Ancillary Agreements.

         6. GOVERNING LAW. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New Jersey.

         7. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

         8. COUNTERPARTS; TELECOPY SIGNATURES. This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same agreement. Any signature delivered by a party via telecopier shall be deemed to be an original signature hereto.

         IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.

                                  FASTNET CORPORATION

                                  By: /s/ Ward Schultz
                                      -----------------------------
                                       Name:  Ward Schultz
                                       Title: Chief Financial Officer

                                  NETAXS CORP.

                                  By: /s/ Ward Schultz
                                      -----------------------------
                                       Name: Ward Schultz
                                       Title: Treasurer

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                                  NETREACH, INC.

                                  By: /s/ Ward Schultz
                                      -----------------------------
                                       Name: Ward Schultz
                                       Title: Treasurer

                                  DASLIC HOLDINGS COMPANY

                                  By: /s/ Ward Schultz
                                      -----------------------------
                                       Name: Ward Schultz
                                       Title: Treasurer

                                  SUPERNET INC.

                                  By: /s/ Ward Schultz
                                      -----------------------------
                                       Name: Ward Schultz
                                       Title: Treasurer

                                  FASTNET ACQUISITION CORP.

                                  By: /s/ Ward Schultz
                                      -----------------------------
                                       Name: Ward Schultz
                                       Title: Treasurer

                                  FASTNET ACQUISITION, INC.

                                  By: /s/ Ward Schultz
                                      -----------------------------
                                       Name: Ward Schultz
                                       Title: Treasurer

                                  EQUINOX BUSINESS CREDIT CORP.

                                  By: /s/ Ward Schultz
                                      -----------------------------
                                       Name: Ward Schultz
                                       Title: Treasurer

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